EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Stacy Feit
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(213) 486-6549

ASHFORD REPORTS FOURTH QUARTER 2015 RESULTS
Proposed Combination with Remington Rapidly Builds Operating Scale and Earnings Power of Platform
Assets Under Management Over $6.3 Billion at Year End

DALLAS, February 25, 2016 -- Ashford (NYSE MKT: AINC) (the “Company”) today reported the following results and performance measures for the fourth quarter ended December 31, 2015. On November 12, 2014, the Company completed its spin-off from Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Trust”), but the Company has presented its prior year financial statements in accordance with GAAP, which requires that historical carve-out financial statements be presented. Accordingly, the Company's results for the prior year period may not be representative of results in future periods. Also, for the fourth quarter, the Company has consolidated the financial position and operating results of the private investment funds managed by Ashford Investment Management. The financial impact from this consolidation is adjusted out of the Company’s financials through the noncontrolling interests in consolidated entities line items on the Company’s income statement and balance sheet. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2015, with the fourth quarter ended December 31, 2014 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

OVERVIEW

•	High-growth, fee-based, low-capex business model

•	Diversified platform of multiple fee generators

•	Highly-aligned management team with superior long-term track record

•	Leader in asset and investment management for the real estate & hospitality sectors

•	Proposed business combination with Remington Holdings, LP (“Remington”) will create the only public, pure-play provider of asset and property management services to the lodging industry

FINANCIAL AND OPERATING HIGHLIGHTS

•	Total revenue for the fourth quarter of 2015 was $16.9 million

•	Adjusted EBITDA for the fourth quarter was $4.6 million

•	Adjusted net income for the fourth quarter was $4.0 million, or $1.80 per diluted share

•	At the end of the fourth quarter 2015, the Company had approximately $6.3 billion of assets under management

•	As of December 31, 2015, the Company had corporate cash of $23.4 million

PROPOSED COMBINATION WITH REMINGTON
On September 18, 2015, the Company announced that it entered into a definitive agreement for a business combination with Remington that would create the only public, pure-play provider of asset and property management services to the lodging industry. The proposed transaction is expected to be completed in the first half of 2016, and is subject to receiving an acceptable private letter ruling from the U.S. Internal Revenue Service, the Company’s stockholders’ approval, receipt of certain tax opinions, satisfaction of other tax related conditions and other customary closing conditions.

Remington is a premier hotel property and project management company with over 40 years of experience in the lodging industry and a proven track record of outperforming other hotel property managers. It currently operates 94 hotels in 28 states with almost 18,000 hotel rooms and employs approximately 8,000 associates. Current brand operations include: Marriott, Renaissance, Residence Inn, Courtyard, Fairfield Inn, SpringHill Suites, Sheraton, Westin, Crowne Plaza, Hilton, Embassy Suites, Hyatt, Hampton Inn, Hilton Garden Inn, and Homewood Suites. In addition to branded hotels, Remington also operates several independent hotels and The Gallery™, Remington's collection of independent luxury resort hotels. During 2015, Remington added a net of 13 hotels to its property management portfolio reflecting growth of approximately 16% over 2014.

FINANCIAL RESULTS
For the fourth quarter ended December 31, 2015, advisory services revenue totaled $16.8 million, including $11.2 million from Trust and $5.6 million from Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Prime”).

Net income attributable to the Company for the fourth quarter of 2015 totaled $2.7 million, or $0.23 per diluted share, compared with a loss of $15.4 million, or $7.78 per diluted share for the fourth quarter of 2014.

Adjusted EBITDA for the fourth quarter of 2015 was $4.6 million, compared with a loss of $1.0 million for the fourth quarter of 2014.

Adjusted net income for the fourth quarter of 2015 was $4.0 million, or $1.80 per diluted share, compared with a loss of $1.8 million, or $0.89 per diluted share, for the fourth quarter of 2014.

CAPITAL STRUCTURE
At the end of the fourth quarter 2015, the Company had approximately $6.3 billion of assets under management from its managed companies and corporate cash of $23.4 million.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS

•
Subsequent to year-end, in January, 2016, Trust announced that it completed the refinancing of three mortgage loans with existing balances of approximately $268 million with a new loan totaling $375 million, resulting in excess proceeds of approximately $81 million.

ASHFORD PRIME HIGHLIGHTS

•	In December, Prime announced it had completed the acquisition of the award-winning 180-room Ritz-Carlton St. Thomas for $64 million.

◦	Prime financed the hotel with a $42 million non-recourse, interest-only mortgage loan.

•
The Independent Directors of the Board are currently actively engaged in a strategic review exploring a full range of strategic alternatives, including a possible sale of the Company, to maximize value for shareholders.

ASHFORD INVESTMENT MANAGEMENT HIGHLIGHTS

•	Current assets under management are approximately $155 million.

“We had a strong finish to the year with another quarter of solid performance at Ashford, Inc. while increasing our assets under management approximately $750 million year-over-year in 2015,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “Additionally, our proposed combination with Remington is on track to be completed in the first half of 2016. This transformational transaction will rapidly build operating scale and earnings power and we expect it to significantly accelerate Ashford’s growth, driving meaningful value creation for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, February 26, 2016, at 12:00 p.m. ET. The number to call for this interactive teleconference is (719) 457-2645. A replay of the conference call will be available through Friday, March 4, 2016, by dialing (719) 457-0820 and entering the confirmation number, 5042196.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2015 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company's web site, www.ashfordinc.com on Friday, February 26, 2016, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability and our board of directors includes these measures in reviews to determine quarterly distributions to stockholders. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended.

* * * * *
Ashford is a global asset management company focused on managing real estate, hospitality, and securities platforms.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the failure to satisfy conditions to completion of the transaction, including receipt of regulatory approvals, stockholder approval and a private letter ruling from the IRS; changes in the business or operating prospects of Remington; adverse litigation or regulatory developments; our success in implementing our business development plans of integrating Ashford’s and Remington’s business and realizing the expected benefits of the transaction; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

In connection with the proposed transaction with Remington, Ashford will file with the Securities and Exchange Commission a definitive proxy statement on Schedule 14A. Additionally, Ashford files annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF ASHFORD ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASHFORD WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ashford with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission at the Ashford’s website, www.ashfordinc.com, under the “Investors” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

Ashford and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ashford’s stockholders with respect to the transaction. Information about Ashford’s directors and executive officers and their ownership of its common stock is set forth in the definitive proxy statement and the proxy statement for Ashford’s 2015 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 17, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials filed with Securities and Exchange Commission in connection with the transaction.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share amounts)

	December 31,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$50,272	$29,597
Restricted cash	5,684	3,337
Investments in securities	81,072	—
Prepaid expenses and other	1,909	1,360
Receivables	250	—
Due from Ashford Trust OP, net	5,856	8,202
Due from Ashford Prime OP	3,821	2,546
Total current assets	148,864	45,042
Investments in unconsolidated entities	3,335	—
Furniture, fixtures and equipment, net	6,550	4,188
Deferred tax assets	4,242	—
Other assets	4,000	—
Total assets	$166,991	$49,230
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$10,447	$9,307
Due to affiliates	782	1,313
Liabilities associated with investments in securities	983	—
Deferred compensation plan	—	175
Other liabilities	5,684	3,337
Total current liabilities	17,896	14,132
Accrued expenses	385	—
Deferred income	629	—
Deferred compensation plan, net of current portion	11,205	19,780
Total liabilities	30,115	33,912

Redeemable noncontrolling interests in Ashford LLC	240	424

Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A cumulative preferred stock, no shares issued and outstanding at December 31, 2015 and 2014	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 2,010,808 and 1,986,851 shares issued and 2,010,569 and 1,986,851 shares outstanding at December 31, 2015, and December 31, 2014, respectively	20	20
Additional paid-in capital	234,716	228,003
Accumulated deficit	(202,546)	(213,042)
Treasury stock, at cost, 239 shares at December 31, 2015	(25)	—
Total stockholders’ equity of the Company	32,165	14,981
Noncontrolling interests in consolidated entities	104,471	(87)
Total equity	136,636	14,894
Total liabilities and equity	$166,991	$49,230

ASHFORD INC. AND SUBSIDIARIES
STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
REVENUE
Advisory services:
Base advisory fee	$10,750	$6,280	$42,481	$12,738
Incentive advisory fee	1,274	—	1,274	—
Reimbursable expenses	2,096	1,055	8,480	2,301
Non-cash stock/unit-based compensation	2,674	564	6,311	2,105
Other	84	144	435	144
Total revenue	16,878	8,043	58,981	17,288
EXPENSES
Salaries and benefits	5,494	15,716	19,772	34,271
Non-cash stock/unit-based compensation	6,043	5,658	21,920	23,606
Depreciation	283	101	799	359
General and administrative	2,912	1,751	17,841	5,350
Total operating expenses	14,732	23,226	60,332	63,586
OPERATING INCOME (LOSS)	2,146	(15,183)	(1,351)	(46,298)
Unrealized gain (loss) on investment in unconsolidated entity	879	—	(2,141)	—
Interest income	150	—	352	—
Dividend income	385	—	917	—
Unrealized gain (loss) on investments	8,361	—	(2,490)	—
Realized loss on investments	(6,180)	—	(5,110)	—
Other expenses	(20)	—	(155)	—
INCOME (LOSS) BEFORE INCOME TAXES	5,721	(15,183)	(9,978)	(46,298)
Income tax expense	(566)	(739)	(2,066)	(783)
NET INCOME (LOSS)	5,155	(15,922)	(12,044)	(47,081)
(Income) loss from consolidated entities attributable to noncontrolling interests	(2,471)	477	10,852	647
Net (income) loss attributable to redeemable noncontrolling interests in Ashford LLC	(8)	24	2	24
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$2,676	$(15,421)	$(1,190)	$(46,410)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$1.33	$(7.78)	$(0.60)	$(23.43)
Weighted average common shares outstanding – basic	2,007	1,981	1,991	1,981
Diluted:
Net income (loss) attributable to common stockholders	$0.23	$(7.78)	$(4.45)	$(23.43)
Weighted average common shares outstanding – diluted	2,218	1,981	2,203	1,981

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net income (loss)	$5,155	$(15,922)	$(12,044)	$(47,081)
(Income) loss from consolidated entities attributable to noncontrolling interests	(2,471)	477	10,852	647
Net (income) loss attributable to redeemable noncontrolling interests in Ashford LLC	(8)	24	2	24
Net income (loss) attributable to the Company	2,676	(15,421)	(1,190)	(46,410)
Depreciation	283	101	799	359
Income tax expense	566	739	2,066	783
Unrealized (gain) loss on unconsolidated entity (net of noncontrolling interest)	(527)	—	1,285	—
Net income (loss) attributable to redeemable noncontrolling interests in Ashford LLC	8	(24)	(2)	(24)
EBITDA	3,006	(14,605)	2,958	(45,292)
Equity-based compensation	3,369	5,094	15,609	21,501
Market change in deferred compensation plan	(2,151)	8,495	(8,608)	8,495
Transaction costs	(75)	—	4,718	—
Software implementation costs	180	—	180	—
Dead deal costs	79	—	79	—
Unrealized loss on derivatives	175	—	175	—
Adjusted EBITDA	$4,583	$(1,016)	$15,111	$(15,296)
ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net income (loss)	$5,155	$(15,922)	$(12,044)	$(47,081)
(Income) loss from consolidated entities attributable to noncontrolling interests	(2,471)	477	10,852	647
Net (income) loss attributable to redeemable noncontrolling interests in Ashford LLC	(8)	24	2	24
Net income (loss) attributable to common stockholders	2,676	(15,421)	(1,190)	(46,410)
Depreciation	283	101	799	359
Net income (loss) attributable to redeemable noncontrolling interests in Ashford LLC	8	(24)	(2)	(24)
Equity-based compensation	3,369	5,094	15,609	21,501
Unrealized (gain) loss on unconsolidated entity (net of noncontrolling interest)	(527)	—	1,285	—
Market change in deferred compensation plan	(2,151)	8,495	(8,608)	8,495
Transaction costs	(75)	—	4,718	—
Software implementation costs	180	—	180	—
Dead deal costs	79	—	79	—
Unrealized loss on derivatives	175	—	175	—
Adjusted net income (loss)	$4,017	$(1,755)	$13,045	$(16,079)
Adjusted net income (loss) per diluted share available to common stockholders	$1.80	$(0.89)	$5.82	$(8.12)
Weighted average diluted shares(1)	2,226	1,981	2,242	1,981
__________________
(1) Due to their anti-dilutive nature, 2014 weighted average diluted shares does not include 5 unvested restricted shares, 5 Ashford LLC units, and 212 shares associated with the deferred compensation plan and 25 options.